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                                                                    EXHIBIT 23.5




                        INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Amendment No. 1 to Registration Statement No. 333-19139 of Metrocall, Inc. of our report dated February 28, 1996 appearing in the Current Report on Form 8-K/A of Metrocall, Inc. filed on October 1, 1996, and to the reference to us under the heading "Experts" in such Prospectus.


                                /s/ DELOITTE & TOUCHE LLP

                                    DELOITTE & TOUCHE LLP


Nashville, Tennessee
June 16, 1997